U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 20, 2010

Garb Oil & Power Corporation
 (Exact Name of Registrant as Specified in Its Charter)

Utah	0-14859	87-0296694
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1588 South Main St., Ste 200, Salt Lake City, Utah	84115
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 738-1355

__________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS

On September 13, 2010, the Company changed its phone and fax numbers.

The new numbers are as follows:

Phone:           (801) 738-1355

Fax:                (801) 738-1102

These numbers supersede any previous number.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(a)           Not Applicable

(b)           Not Applicable

(c)           Not Applicable

(d)           Exhibits

None

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Garb Oil & Power Corporation

Dated: September 20, 2010	By: /s/ John Rossi
John Rossi, President